CNL Strategic Residential Credit, Inc. 8-K/A

Exhibit 10.(1)

Date: as of May 22, 2026

CNL Strategic Residential Credit, Inc.

CNL Holdings, LLC
450 South Orange Avenue

Orlando, FL 32801
Attention: Tammy Tipton

Re: First Amendment to Loan and Security Agreement

Ladies and Gentlemen:

This amendment letter (the “Amendment”) is entered into by and among CNL Strategic Residential Credit, Inc., a Maryland corporation (“Borrower”) and CNL Holdings, LLC, a Delaware limited liability company (“Guarantor” together with Borrower, individually and collectively, as the context requires, but in each case jointly and severally, “Obligor” or “you”) and Valley National Bank (“Bank”, “we” or “us”). We refer to that certain Loan and Security Agreement by and between Borrower and Bank dated December 31, 2025 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”). Unless otherwise defined in this Amendment, capitalized terms are used as defined in the Loan Agreement.

You have requested, and Bank has agreed, to (i) add a Non-Formula Revolving Facility to the Loan Agreement, (ii) add Guarantor as a guarantor of Borrower’s Obligations under the Non-Formula Revolving Facility and (iii) make such other changes as are set forth below, all on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Amendments.

(a)	Added or Modified Definitions. The following definitions set forth in Section 1.1 of the Loan Agreement are hereby modified or, if applicable, added to Section 1.1 of the Loan Agreement, in alphabetical order, and shall read as follows:

“Credit Extension” means each Advance, each Non-Formula Advance or any other extension of credit by Bank for the benefit of Borrower hereunder.

“First Amendment” means that certain First Amendment to Loan and Security Agreement dated May 22, 2026 by and between Obligor and Bank.

“Guarantor” means any Person who executes a guaranty in connection with the Advances or the Non-Formula Advances.

“Non-Formula Advance” or “Non-Formula Advances” means a cash advance or cash advances under the Non-Formula Revolving Facility.

“Non-Formula Revolving Facility” means the facility under which Borrower may request Bank to issue Non-Formula Advances, as specified in Section 2.1 hereof.

“Non-Formula Revolving Line” means commitments to make Credit Extensions comprised of Non-Formula Advances in an amount not to exceed at any one time Five Million Dollars ($5,000,000).

“Non-Formula Revolving Maturity Date” means December 31, 2026, unless extended, at Bank’s sole option, one additional year in which instance the Non-Formula Revolving Maturity Date shall be such extended date.

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(b)	Modified Credit Extensions. Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

2.1       Credit Extensions.

(a)       Revolving Line. Subject to and upon the terms and conditions of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of the Revolving Line (minus any outstanding Non-Formula Advances) and the Borrowing Base, in each case minus any other outstanding Obligations under the Revolving Line. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section may be repaid and reborrowed at any time prior to the Revolving Maturity Date. Notwithstanding anything to the contrary in this Agreement, each Advance shall be repaid upon the earlier of the following (such date, the “Advance Due Date”): (i) 90 days from the date such Advance was made and (ii) the Revolving Maturity Date. On the Revolving Maturity Date, all Advances shall be immediately due and payable. Subject to Section 2.4, Borrower may prepay any Advances without penalty or premium. Whenever Borrower desires an Advance, Borrower will notify Bank by electronic mail, facsimile transmission or telephone no later than 12:00 noon Eastern Time on the Business Day prior to the date the Advance is requested to be made. Each such notification shall be promptly confirmed by a Loan Advance/Paydown Request Form in substantially the form of Exhibit C and a Borrowing Base Certificate and a Capital Commitment Certificate. Bank is authorized to make Advances under this Agreement, based upon written instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank’s discretion such Advances are necessary to meet Obligations that have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances only to Borrower’s designated deposit account. If at any time the aggregate principal amount of the outstanding Advances exceeds the lesser of (i) the Revolving Line (minus any outstanding Non-Formula Advances) and (ii) the Borrowing Base, in each case, less any other outstanding Obligations under the Revolving Line, including Contingent Obligations, Borrower shall immediately pay to Bank, in cash, the amount of such excess. Borrower shall use the proceeds of each Advance for working capital and to make Investments.

(b)       Non-Formula Revolving Line. Subject to and upon the terms and conditions of this Agreement, Borrower may request Non-Formula Advances in an aggregate outstanding amount not to exceed the Non-Formula Revolving Line minus any other outstanding Obligations under the Non-Formula Revolving Line. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section may be repaid and reborrowed at any time prior to the Non-Formula Revolving Maturity Date. On the Non-Formula Revolving Maturity Date, all Non-Formula Advances shall be immediately due and payable. Subject to Section 2.4, Borrower may prepay any Non-Formula Advances without penalty or premium. Whenever Borrower desires a Non-Formula Advance, Borrower will notify Bank by electronic mail, facsimile transmission or telephone no later than 12:00 noon Eastern Time on the Business Day prior to the date the Non-Formula Advance is requested to be made. Each such notification shall be promptly confirmed by a Loan Advance/Paydown Request Form in substantially the form of Exhibit C. Bank is authorized to make Non-Formula Advances under this Agreement, based upon written instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank’s discretion such Non-Formula Advances are necessary to meet Obligations that have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Non-Formula Advances only to Borrower’s designated deposit account. If at any time the aggregate principal amount of the outstanding Non-Formula Advances exceeds the Non-Formula Revolving Line less any other outstanding Obligations under the Non-Formula Revolving Line, including Contingent Obligations, Borrower shall immediately pay to Bank, in cash, the amount of such excess. Borrower shall use the proceeds of each Non-Formula Advance solely to satisfy a $5,000,000 liquidity covenant under Borrower’s repurchase facility with Goldman Sachs.

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(c)       Overall Credit Extension Limit. At no time shall the amount of the outstanding Advances and outstanding Non-Formula Advances exceed $15,000,000 in the aggregate.

(c)	Modified Interest Rate Provision to Include Non-Formula Advances. Section 2.2(a)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
(i)	Interest Rate.

(A)        Except as set forth in Section 2.2(b), the Advances and Non-Formula Advances shall each bear interest, on the outstanding daily balance thereof, at a fluctuating rate per annum (the “Interest Rate”) which shall be equal to 2.75% above the Term SOFR in effect on the first day of the applicable Interest Period; provided, however, that in no event shall the interest rate applicable to Advances and Non-Formula Advances hereunder be less than 2.75% per annum. In no event will the Interest Rate exceed the maximum rate allowed by law.

(B)       Upon Borrower’s request, Bank shall give notice to Borrower of the Term SOFR as determined or adjusted for each Interest Period in accordance herewith, which determination or adjustment shall be conclusive absent manifest error. All interest hereunder on any Advance or Non-Formula Advance shall be computed on a daily basis based upon the outstanding principal amount of such Advance or Non-Formula Advance, as applicable, as of the applicable date of determination.

(C)       In the event Bank shall have determined that by reason of circumstances affecting the Term SOFR, adequate and reasonable means do not exist for ascertaining the Term SOFR for any Interest Period with respect to any Advance or Non-Formula Advance hereunder, the per annum rate of interest (the “Alternate Rate”) applicable to such Advance or Non-Formula Advance, as applicable, during such Interest Period shall be one of the Alternative Rates (to the extent ascertainable) as agreed between Bank and Borrower, subject to the minimum rate of interest specified in Subclause (i)(A) of this Section.

(D)       If, after the date of this Agreement, Bank shall determine (which determination shall be final and conclusive) that any Change in Law (defined below) shall make it impossible or unlawful for Bank to make, fund or maintain SOFR Advances, then Bank shall notify Borrower. From the date of such notice until Bank notifies Borrower that the circumstances giving rise to such determination no longer apply, then (i) any obligation of Bank contained herein or in any agreement of Bank to make available SOFR Advances shall immediately be suspended, and (ii) any such SOFR Advances then outstanding shall instead bear interest, at Bank’s option, at the Alternate Rate, such change taking effect either (x) on the last day of the then current Interest Period if Bank may lawfully continue to maintain SOFR Advances to such day, or (y) immediately if Bank may not lawfully continue to maintain SOFR Advances. Upon the occurrence of any of the foregoing events, Borrower shall pay to Bank immediately upon demand such amounts as may be necessary to compensate Bank for any fines, fees, charges, penalties or other costs incurred or payable by Bank as a result thereof and which are attributable to any SOFR Advances made available to Borrower hereunder, and any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

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(d)	Modified Payment Provision. The two sentences of Section 2.2(c) of the Loan Agreement that currently read as follows:

Any interest not paid when due shall be compounded by becoming a part of the Obligations under the Revolving Line, and such interest shall thereafter accrue interest at the rate then applicable hereunder. Notwithstanding anything to the contrary in this Agreement, on the Revolving Maturity Date, all unpaid Advances under this Section shall be immediately due and payable.

are hereby amended and restated in their entirety to read as follows:

Any interest not paid when due shall be compounded by becoming a part of the Obligations under the Revolving Line or the Non-Formula Revolving Line, as applicable, and such interest shall thereafter accrue interest at the rate then applicable hereunder. Notwithstanding anything to the contrary in this Agreement, on the Revolving Maturity Date, all unpaid Advances under this Section shall be immediately due and payable and on the Non-Formula Revolving Maturity Date, all unpaid Non-Formula Advances under this Section shall be immediately due and payable.

(e)	Modified Conditions Precedent to All Credit Extensions Provision. Section 3.2(b) of the Loan Agreement that currently read as follows:

(b)       after giving effect to such Advance, the outstanding Obligations incurred under this Agreement shall not exceed the greater of (i) the Revolving Line or (ii) the Borrowing Base; and

are hereby amended and restated in their entirety to read as follows:

(b)       after giving effect to such Credit Extension, the outstanding Obligations incurred under this Agreement shall not exceed the greater of (i) the Revolving Line (minus any outstanding Non-Formula Advances) or (ii) the Borrowing Base; and

(f)	Modified Event of Default Regarding Sub-Advisor. Section 7.5 of the Loan Agreement that currently reads as follows:

7.5               Sub-Advisor. Permit any proceeds of Advances, or any other Collateral, to be used to pay any fees (including, without limitation, any management fees and incentive fees), expenses or any other amounts to the Sub-Advisor (as defined in the Sub-Advisory Agreement).

is hereby amended and restated in its entirety to read as follows:

7.5               Sub-Advisor. Permit any proceeds of Advances or Non-Formula Advances, or any other Collateral, to be used to pay any fees (including, without limitation, any management fees and incentive fees), expenses or any other amounts to the Sub-Advisor (as defined in the Sub-Advisory Agreement).

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(g)	Modified Event of Default Regarding Compliance. Section 7.14 of the Loan Agreement that currently reads as follows:

7.14           Compliance. Become an “investment company” or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940 other than an exempt investment company; or, become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose, or fail to comply in any material respect with, or violate any, material law or regulation applicable to such Borrower.

is hereby amended and restated in its entirety to read as follows:

7.14           Compliance. Become an “investment company” or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940 other than an exempt investment company; or, become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance or Non-Formula Advance for such purpose, or fail to comply in any material respect with, or violate any, material law or regulation applicable to such Borrower.

(h)	Modified Exhibit B. Each of Exhibit B (Prior to Trigger Event Date) and Exhibit B (After Trigger Event Date) attached to the Loan Agreement are hereby replaced with the Exhibit B (Prior to Trigger Event Date) and Exhibit B (After Trigger Event Date) attached hereto.
(i)	Guaranty. Borrower shall cause Guarantor, and Guarantor agrees, to execute and deliver an Unlimited Guaranty, in form and substance satisfactory to Bank in its sole discretion, pursuant to which Guarantor shall guaranty Borrower’s Obligations to Bank under the Non-Formula Revolving Line. Such Unlimited Guaranty shall remain in full force and effect as long as the Non-Formula Revolving Facility remains in effect and any Obligations thereunder remain outstanding.
(j)	Fee. In consideration for Bank entering into this Amendment, Borrower shall concurrently pay Bank a fee in the amount of $_________, which shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fee to Borrower’s loan account or any of Borrower’s deposit accounts with Bank.

Section 2. Acknowledgements.

(a)	Except as specifically amended herein, the Loan Agreement shall remain in full force and effect in accordance with its terms. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Loan Agreement or any other Loan Documents.
(b)	Each undersigned guarantor and pledgor (each, an “other Obligor”), if any, hereby confirms and agrees that the respective guarantee(s) and pledge agreement(s) delivered by it to Bank in connection with the Facility are hereby ratified and confirmed and remain in full force and effect.
(c)	All Collateral as set forth in the Loan Agreement and any and all security and pledge agreements delivered in connection therewith, is and shall continue to be collateral security for the Obligations under the Loan Agreement, as amended hereby.

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Section 3. Representations. In order to induce Bank to enter into this Amendment, each Obligor hereby represents, warrants and agrees that: (i) the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof as though made on and as of such date, except for those representations and warranties given as of a specific date, (ii) no default or Event of Default, as defined in any Loan Document, has occurred and is continuing; (iii) it has full power, right and legal authority to execute, deliver and perform its obligations under this Amendment; and (iv) it has taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under this Amendment.

Section 4. Miscellaneous.

(a)	This Amendment shall be governed and construed in accordance with the internal laws of the State of Florida.
(b)	This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment may be executed and authenticated by each party by electronic or digital means, and each party hereto expressly consents to the use of an electronic version of this Amendment to embody the entire agreement and understanding between us. An authorized, electronically-affixed or digitally-affixed signature, when received shall be binding for all purposes as if an original signature.
(c)	The Loan Documents and all agreements, instruments and documents executed and delivered in connection therewith, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.
(d)	This Amendment shall be effective as of the date hereof, upon receipt by Bank of a duly executed copy hereof by Borrower and, if applicable, each other Obligor, together with the Amendment Fee set forth in Section 1(j) above.

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Please indicate your agreement and acceptance to the terms set forth above by signing and returning a copy of this Amendment to the undersigned, together with the payment of the amendment fee.

Very truly yours,

VALLEY NATIONAL BANK

By:	/s/ Ben Powers
Name:	Ben Powers
Title:	Authorized Signatory

AGREED TO as of the date hereof:

bORROWER:

CNL STRATEGIC RESIDENTIAL CREDIT, INC.

By:	/s/ Tammy Tipton
Name:	Tammy Tipton
Title:	CFO

GUARANTOR:

CNL HOLDINGS, LLC

By:	/s/ Tammy Tipton
Name:	Tammy Tipton
Title:	CFO

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EXHIBIT B

BORROWING BASE CERTIFICATE

(Prior to Trigger Event Date)

Borrower: CNL STRATEGIC RESIDENTIAL CREDIT, INC.
Revolving Line: $15,000,000

1.	Total Capital Commitments of all Initial Investors	$
2.	Total Capital Commitments of Defaulting Initial Investors	$
3.	Net Total Capital Commitments of Initial Investors (1-2)	$
4.	Loan Value of Capital Commitments (60% of No. 3)	$
5.	Borrowing Base (Same as No. 4)	$
6.	Revolving Line	$15,000,000*
7.	Maximum Aggregate Borrowings (Lesser of No. 5 and No. 6)	$
8.	Outstanding Advances	$
9.	Outstanding Obligations other than Advances	$
10.	Availability (No. 7 minus No. 8 minus No. 9)	$

*The “Revolving Line” means aggregate commitments to make Credit Extensions equal to the lesser of (i) Fifteen Million Dollars ($15,000,000.00) minus any outstanding Non-Formula Advances and (ii) the Borrowing Base. At no time shall availability under the Revolving Line exceed the Borrowing Base.

The undersigned represents and warrants that the attached Schedule sets forth a true, complete and correct listing of the Total Capital Commitments as of the date set forth below.

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and VALLEY NATIONAL BANK.

COMMENTS:

CNL STRATEGIC RESIDENTIAL CREDIT, INC.

By:
Authorized Signer

Date:

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EXHIBIT B

BORROWING BASE CERTIFICATE

(After Trigger Event Date)

Borrower: CNL STRATEGIC RESIDENTIAL CREDIT, INC.
Revolving Line: $15,000,000

1.	Total Amount of Escrow Funds held in Escrow Account	$
2.	Dilution	$
3.	Net Amount of Escrow Funds held in Escrow Account (1-2)	$
4.	Loan Value of Capital Commitments (100% of No. 3)	$
5.	Borrowing Base (Same as No. 4)	$
6.	Revolving Line	$15,000,000*
7.	Maximum Aggregate Borrowings (Lesser of No. 5 and No. 6)	$
8.	Outstanding Advances	$
9.	Outstanding Obligations other than Advances	$
10.	Availability (No. 7 minus No. 8 minus No. 9)	$

*The “Revolving Line” means aggregate commitments to make Credit Extensions equal to the lesser of (i) Fifteen Million Dollars ($15,000,000.00) minus any outstanding Non-Formula Advances and (ii) the Borrowing Base. At no time shall availability under the Revolving Line exceed the Borrowing Base.

The undersigned represents and warrants that the attached Schedule sets forth a true, complete and correct listing of the Escrow Funds as of the date set forth below.

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and VALLEY NATIONAL BANK.

COMMENTS:

CNL STRATEGIC RESIDENTIAL CREDIT, INC.

By:
Authorized Signer

Date:

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